EXHIBIT 99



                          CEO/CFO CERTIFICATE REQUIRED
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, Michael P. Donohoe, President and Chief Executive Officer of Future Brands LLC, which is the plan administrator for the Future Brands LLC Retirement Savings Plan (the "Plan"), and James P. Colletti, Senior Vice President and Chief Financial Officer of Future Brands, LLC, hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of the Plan on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.




Dated:  June 30, 2003


                              /s/ Michael P. Dohohoe
                              ----------------------------------------------
                              Michael P. Donohoe
                              President and Chief Executive Officer
                              Future Brands LLC






                               /s/ James P. Colletti
                              ----------------------------------------------
                              James P. Colletti
                              Senior Vice President and Chief Financial Officer Future Brands LLC